UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2023

BROADWAY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39043	95-4547287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4601 Wilshire Boulevard, Suite 150, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 634-1700

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share (including attached preferred stock purchase rights)	BYFC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The Broadway Financial Corporation (the “Company”) Annual Meeting of Stockholders was held on June 21, 2023.

(b)	Stockholders voted on the matters set forth below:

1.
The nominees for election to the Company’s Board of Directors set forth in Item 1 to the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on May 1, 2023 were elected to serve until the Annual Meeting of Stockholders to be held in the year 2026 or until their respective successors are duly elected and qualified, based on the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Brian E. Argrett	26,875,306	622,166	7,629,054
Mary Ann Donovan	24,287,307	3,210,165	7,629,054
William A. Longbrake	26,933,269	564,203	7,629,054

2.
The proposal to ratify the appointment of Moss Adams LLP as the independent registered public accounting firm for the Company for its fiscal year ending December 31, 2023 was approved based upon the following votes:

Votes for approval	34,493,151
Votes against	570,061
Abstentions	63,314
Broker non-votes	0

3.	The proposal to approve the Company’s executive compensation on an advisory (non-binding) basis was approved based upon the following votes:

Votes for approval	26,302,544
Votes against	1,116,620
Abstentions	78,308
Broker non-votes	7,629,054

4.	The proposal to approve the Amendment and Restatement of the Company’s 2018 Long-Term Incentive Plan was approved based upon the following votes:

Votes for approval	26,206,188
Votes against	1,196,162
Abstentions	95,122
Broker non-votes	7,629,054

5.
The proposal to approve the Amendment to the Company’s Certificate of Incorporation to Effect a Reverse Stock Split of the Company’s Common Stock With No Change to the Number of Authorized Shares was approved based upon the following votes:

Votes for approval	33,513,558
Votes against	1,536,369
Abstentions	76,599
Broker non-votes	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWAY FINANCIAL CORPORATION

Date: June 26, 2023	By:	/s/ Brenda J. Battey
Brenda J. Battey
Executive Vice President and
Chief Financial Officer